Exhibit 99.1

1 World’s Leading Provider of Injectable Drugs and Infusion Technologies Hospira 2011 Investor Day September 7, 2011 Lake Forest, Illinois

Agenda

Hospira

7:30 a.m.	Registration and Continental Breakfast	
8:00 a.m.	Welcome	Karen King
	Hospira: Positioned for Growth	Mike Ball
	Break	
	Pipeline and Products	Sumant Ramachandra & Anil D'Souza
	Q&A	Mike Ball & Presenters
	Break	
	Regional Strategies	
	- Americas	Tom Moore & Gerry Stefanatos
	- EMEA	Svend Andersen & Paul Greenland
	- APAC	Tim Oldham & Ron Squarer
12:00 p.m.	Lunch with Hospira Management	
.	Operational Excellence	Jim Hardy
	Financial Strategy	Tom Werner
	Q&A	Mike Ball & Presenters
3:00 p.m.	Event Adjourns; Shuttle Departs

Housekeeping Items Handouts Electronics Restrooms Q&A Transportation Safety

Safe Harbor This event contains forward-looking statements within the meaning of the federal securities laws. Hospira intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the federal securities laws. In some cases, you can identify these statements by our use of forward-looking words such as “may,” “will,” “should,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “project,” “intend,” “could” or similar expressions. In particular, statements regarding our plans, strategies, prospects, goals and expectations regarding our business and the industries and markets in which we operate are forward-looking statements. You should be aware that these statements and any other forward-looking statements in this material only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond our control and may cause actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the factors, risks and uncertainties described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K and subsequent Form 10-Qs, filed with the Securities and Exchange Commission, which are incorporated by reference. Accordingly, you should not place undue reliance on the forward-looking statements contained in this material. These forward-looking statements speak only as of the date on which the statements were made. Hospira undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

1 World’s Leading Provider of Injectable Drugs and Infusion Technologies Mike Ball Chief Executive Officer

2 Investor Day Objectives Deepen relationship with management Discuss key growth drivers and strategy Provide 2016 financial goals Answer questions

3 What Differentiates Hospira (Why I Came) US-centric company with tremendous international opportunities Channel strength and share gives customer-centric opportunity for differentiation High probability of success and short-cycle-time generic R&D model with good pipeline Barriers to entry Company size – small enough to be nimble but large enough to resource opportunities Gross margin expansion potential to leverage top-line growth opportunities

4 Around the World in 150 Days Toronto 4/14, 7/12 Wisconsin 4/6 Los Angeles 6/9 NYC 5/4 Boulder 5/5 San Diego 5/19 Chicago 3/30 Rocky Mount 8/12 Leamington Spa 7/5, 6/6 Paris 7/7 Singapore 5/29 Tokyo 6/3 Osaka 6/2 Seoul 6/30 Melbourne 6/29 Ahmedabad 8/25 Chennai 8/23 Vizag 8/20

5 My Learnings Past 150 days Hospira’s biggest opportunities and challenges Key areas of focus Strength of management team

6 Key Questions We Will Address Today With the large Paragraph IVs launched, what kind of growth can we expect to see from Hospira’s core SIP business? How can Hospira profitably compete in biosimilars? How does Hospira accelerate growth outside the US and what is the margin potential in these regions? Is MMS still a growth driver for the company? Is Hospira through with drug shortages and quality issues? What are Hospira’s long-term financial goals? 1SIP: Specialty Injectable Pharmaceuticals 2MMS: Medication Management Systems SIP1 Biosimilars MMS2 Quality & Backorders Regional Financial

7 Hospira’s Investment Thesis We are riding the wave of healthcare megatrends 1 We are best positioned to capture share 3 The global market opportunity for Hospira is huge 2

8 8 Healthcare Megatrends Play to Our Strengths Aging population Rising costs Increased access To reduce costs medication errors infection To improve patient safety caregiver safety productivity Improved outcomes Trends Our Strengths

0 10 20 30 40 50 60 70 80 90 95+ 0 5 10 15 20 9 1. Aging Populations: Average Expenditures Growing EU Healthcare Costs for Patients 65+ are Increasing Significantly Average per Capita Expenditure in EU as Percentage of Per Capita GDP (%) Age (Years) And the US faces a similar situation with aging Baby Boomers Source: EUROPA Economic Policy Committee, Brussels, 2001.

10 2. Healthcare Spend: Burdening Global Economy Source: PwC Health Research Institute 2010. US Healthcare Spend as a % of GDP is Increasing Significantly US Healthcare Expenditures as a % of GDP 0% 5% 10% 15% 20% 25% 2000 2010 2020

11 3. Increased Access: Emerging Markets Source: PwC Health Research Institute 2010. % Growth in GDP, Health Spending 2010-2020 GDP growth Health spending growth As emerging countries’ standards of living grow, demand for healthcare is on the increase This decade will see significant upward mobility in Asia alone: 700M: from lower to middle class 100M: from middle to upper class 0% 50% 100% 150% 200% India China

12 4. Need to Improve Outcomes: Serious Hospital Issue Number of people harmed each year by medication errors in US1 1.5M Excess healthcare costs incurred by hospital-acquired infections (HAI) in US a year3 ~ $30B Estimated economic burden caused by medication errors in US every year2 $77B Institute of Medicine, “Preventing Medication Errors,” 2007. Null, Gary et al, Death by Medicine, 2003. US Department of Health & Human Services, Association for Professionals in Infection Control and Epidemiology (APIC), 2007.

13 We are riding the wave of healthcare megatrends 1 The global market opportunity for Hospira is huge 2 We are best positioned to capture share 3 Hospira’s Investment Thesis

14 Long Growth Runway for Hospira – Multiple Growth Drivers 2. Products losing market exclusivity 1. Existing SIP market growth 3. Medication Management growth 5. Biosimilars 4. Global portfolio expansion 14

15 15 Global Generic Injectable Market (Value) Market of generic injectables in which Hospira participates Hospira is Well-Positioned in a Large $12B Market Hospira is the largest generic injectable company worldwide 15 Hospira Others $12B Source: IMS 2010. 82% 18%

16 Tremendous Opportunity in Markets Outside the US Source: Hospira, July 2011. Hospira SIP Marketed Molecules by Country Number of On-market Generic Molecules 0 140 20 40 60 80 100 120

17 Tremendous Opportunity in Markets Outside the US Source: Hospira, July 2011. Hospira SIP Marketed Molecules by Country Number of On-market Generic Molecules 0 140 20 40 60 80 100 120 Spain +59 Germany +68 Italy +42 UK +46 France +66 Additional molecules +

18 We Can Increase the Available Market by Qualifying Our On-Market Products in More Countries Hospira +$5B $12B Additional opportunity for existing products in our current footprint: +$5B Source: IMS 2010; Hospira analysis. Opportunity represented by launching Hospira on-market generic injectable products into additional markets

19 By Pursuing Other On-Market Genericized Products Not Currently in Hospira’s Portfolio Hospira +$5B +$6B $12B Additional generic opportunity in existing markets +$6B Source: IMS 2010; Hospira analysis. Additional off-patent injectable products that are not currently in Hospira’s portfolio

20 And by Tapping into the Emerging Market Opportunity Hospira +$5B +$5B +$6B $12B Emerging market opportunity: +$5B Source: IMS 2010; Hospira analysis; emerging market data derived from Datamonitor report on injectables for BRIC countries and IMS for rest of world.

21 Hospira has Tremendous Opportunity to Increase Our Participation in the Generic Injectable Market Current Hospira Hospira’s potential share +$5B +$5B +$6B $12B Total market size: $28B Additional opportunity for existing products in our current footprint: +$5B Additional generic opportunity in existing markets: +$6B Emerging market opportunity: +$5B +$2.8B +$2.2B Source: IMS 2010; Hospira analysis; emerging market data derived from Datamonitor report on injectables for BRIC countries and IMS for rest of world.

22 Generics Remain Underutilized Around the Globe Megatrends will drive increased generic utilization 0 20 40 60 80 100 Source: IMS Health, Midas, Market segmentation, June 2009; Prescription-only generics. % Generic Market Share (units) U.S. Canada Germany Poland UK Brazil Czech France Turkey Austria Hungary Spain Italy Japan

23 Generics Remain Underutilized Around the Globe Megatrends will drive increased generic utilization 0 20 40 60 80 100 Generic penetration opportunity: +$2B Source: IMS Health, Midas, Market segmentation, June 2009; Prescription-only generics. % Generic Market Share (units)

24 Global SIP Objective #1 generic injectable provider in every major market we serve

25 Biosimilars Present Another Compelling Growth Opportunity Source: Hospira analysis of Datamonitor IMS data, Dec. 2010; excludes vaccines. Global Biologics Total $116B; Growing at 6.3% Per Year Europe $29.9B Japan $8.5B US $53.1B Rest of World $24.6B

26 Hospira is Focusing on Key Biologic Therapeutic Areas Disease Group1 2010 Sales2 ($B) Immunology & Inflammation $28.8 Oncology $25.5 Diabetes $15.6 Multiple Sclerosis $9.6 Erythropoiesis-Stimulating Agent $8.5 Others $27.7 Industry Biologics Opportunity by Therapeutic Area Source: Hospira analysis of Datamonitor IMS data, Dec. 2010; excludes vaccines. Source: Hospira analysis of Datamonitor IMS data, Dec. 2010; excludes vaccines.

Medication Management Also Has Opportunities … With IV Clinical Integration as the Future of MMS

Hospira

- IV Clinical Integration (IVCI): a closed-loop system linking the IV pump, physician order, patient and patient record
- Future differentiator: 40% of customers indicate they would select IVCI-ready pumps over preferred provider without IVCI pump offering
- IVCI adoption in US projected to reach 30% by 2015



Total Annual Revenue Per Pump for Hospital Adopting IVCI


Clinical IV & Software Applications
Disposables
Capital
Today
2012
2016

Significant revenue opportunity for Hospira

IV Clinical Integration forecast to grow US MMS market by ~$400M by 2016

Source: Hospira market research with nurse managers, pharmacists and CIOs, N = 104; Hospira internal analysis and projections.

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28 Current Situation And Emerging Markets Offer Opportunities for Medication Management Large number of gravity infusions in developing world Examples: China: 1.5B Brazil: 151M Gravity infusions do not meet infusion pump precision levels Opportunity Heavy reliance on gravity infusions results in need for: better accuracy better monitoring reduced family and patient stress Growth opportunities for Hospira

29 Hospira’s Investment Thesis We are riding the wave of healthcare megatrends 1 The global market opportunity for Hospira is huge 2 We are best positioned to capture share 3

30 Source: IMS 2010; Hospira analysis. Market share in units represents the market of genericized products in which Hospira participates. Global Generic Injectable Market (Units) Market of generic injectables in which Hospira participates Invest R&D dollars to expand global portfolio Differentiate through unique delivery systems Pursue focused M&A strategy Enhance low-cost leadership position 30 Hospira Hospira Baxter Fresenius Pfizer Novartis Sanofi Bedford Teva American Regent Other Channel Strength: Grow Generic Injectable Leadership Position 19% 2% 2% 2% 4% 7% 10% 14% 37% 2%

Channel Strength: Drive Medication Management Penetration



Hospira
CareFusion
B Braun
Baxter
Fresenius
Terumo
Other
23%
17%
Hospira
13%
12%
9%
9%
17%

Global Devices (MMS)
(Units)

- Synergies with rest of portfolio
- Driving penetration in existing markets
- Tapping into needs in emerging markets
- Leading the way in IVCI, the next-wave opportunity

Source: 2010 MDI, IMS Hospital Supply Index, Millennium Research Group, other syndicated and company reports; internal analysis. Market includes hospital and alternate site channels and BRIC countries. MMS (Medication Management Systems) is part of Medication Management, which also includes gravity administration sets.

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32 Offering an End-to-End Solution Increases Utilization +6% revenue +20% revenue +20% Total additional revenue lift to SIP & differentiated delivery revenue when selling Hospira solutions and pumps Source: Hospira regression analysis. SIP alone represents an account that does not purchase Hospira solutions or pumps. US SIP and Differentiated Delivery Revenue as a Function of Hospira Product Mix SIP Alone SIP & Solutions SIP, Solutions & Pumps

We are the World's Leading Provider of Injectable Drugs and Infusion Technologies

Hospira

	SIP		MMS		Biosimilars	Consumables	Solutions	
	US	Global	US	Global	OUS	Global	US	OUS
Hospira	✓	✓	✓	✓	✓	✓	✓	
Fresenius	✓	✓		✓		✓		✓
Teva	✓	✓			✓			
Sandoz	✓	✓			✓			
Baxter	✓	✓	✓	✓		✓	✓	✓
CareFusion			✓	✓		✓		
B. Braun	✓	✓	✓	✓		✓	✓	✓

Hospira is the best positioned provider with an end-to-end solution

Source: Hospira analysis.

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34 Leverage Our Infrastructure Increase volume across the enterprise Improve efficiency through LEAN manufacturing Ensure high-quality, low-cost manufacturing Leveraging Infrastructure not only Supports Revenue Growth but also Drives Margin Expansion

35 Approximately a 1.1M square-foot facility Capability for both terminal sterilization and aseptic processing More than 50 molecules across vials, Carpuject™ and ampoules Total capacity of over 500M vials per year Vizag, India Facility: Building Significant Capacity for Future Growth

Employee Engagement Strategy crystal clear and understood Aligned Team - not silos Nimble - quick decision making Accountability and responsibility Relentless execution Results oriented Laser focus on the MAIN THING

37 Focus on high-quality manufacturing Remediate MMS Invest in global SIP International penetration with tuck-in acquisitions Continued biosimilar launches OUS New product launches Recapture US share for select molecules Enhance customer-centricity We are Accomplishing our Vision for 2015+ Across Three Time Horizons 2011-2012 Invest & Grow 2013-2015 Accelerate Growth 2015+ Global Leadership Leadership in mature SIP and MMS markets First wave of SIP global expansion launches International penetration with tuck-in acquisitions Continued biosimilar launches OUS First US biosimilar launches Leader in clinical integration India operations on-line #1 SIP position in all focus markets Global leader in MMS Top 3 global biosimilars company World-class cost position across SIP portfolio Leader in clinical integration MMS in emerging markets

38 Our Mandate is Clear Hospira is the World’s Leading Provider of Injectable Drugs and Infusion Technologies

1 Portfolio of Products Sumant Ramachandra and Anil D’Souza

2 Agenda Small-molecule generics Small-molecule pipeline Biosimilars Proprietary pharma Medication management and IV clinical integration Contract manufacturing

3 A Multi-Faceted Strategy to Grow Our Small-Molecule Generic Injectables Portfolio 1. Originator products losing market exclusivity 2. IP strategies 3. Portfolio expansion 4. Differentiated delivery systems

4 1. Originator Products Losing Market Exclusivity: Market Landscape Remains Attractive * Local Market Value (LMV) refers to IMS July 2010 moving annual total (MAT) sales of equivalent products already being sold in market, whether patented or generic. LMV is not a forecast of Hospira’s expected net sales. Source: IMS 2010; Hospira analysis. $9B LMV (US$M) Originator Standard Small-Molecule Products with Sales of $9B Losing Market Exclusivity between 2012 and 2016

5 2. Leveraging IP Strategies to Maximize Return and Minimize Risk IP Strategy Upside Downside Hospira Success Litigation leader Hospira takes active steps, including litigation to establish a first-to-market position Potential duopoly position with the originator Hospira assumes all the litigation cost and risk Docetaxel Litigation follower Another company has initiated litigation, Hospira is positioned to launch as soon as possible after the initiator company Another company assumes most cost and risk; Hospira launches with reduced competition Hospira has to share the market with at least one other generic company Gemcitabine 2g freeze-dried At market formation Hospira launches with other generic companies as soon as market exclusivity expires No litigation costs associated with entry Multiple companies enter at once, resulting in highly competitive pricing Irinotecan

6 3. Portfolio Expansion: Developing Products to Increase Participation in the Generic Injectable Market Current Hospira Hospira’s potential share +$5B +$5B +$6B $12B Total market size: $28B Additional opportunity for existing products in our current footprint: +$5B Additional generic opportunity in existing markets: +$6B Emerging market opportunity: +$5B +$2.8B +$2.2B Source: IMS 2010; Hospira analysis; emerging market data derived from Datamonitor report on injectables for BRIC countries and IMS for rest of world.

7 4. Differentiated Delivery Systems: Support a Competitive Leadership Position Hospira is constantly evaluating unmet customer needs to enhance and expand its differentiated drug delivery portfolio ADD- Vantage™ VisIV™ Flex Bags iSecure™ Syringe Patient Safety Caregiver Safety Workflow Productivity Hospira Benefit Incremental share on average molecule; higher margin vs. vial Manufacturing efficiencies over standard flexible container process Anti-diversion features designed to eliminate secondary packaging ü ü ü ü ü ü ü ü ü Hospira holds #1 position in US in value-added configuration of injectable drugs

8 Agenda Small-molecule generics Small-molecule pipeline Biosimilars Proprietary pharma Medication management and IV clinical integration Contract manufacturing

9 Pipeline Update: Small-Molecule Injectables PREVIOUS Reporting Methodology 20 25 Submitted for regulatory approval LMV*: $3.6B 45 Molecules with LMV* of $11B * LMV (local market value) refers to IMS 2010 sales of equivalent products already being sold in market, whether patented or generic. LMV is not a forecast of Hospira’s expected net sales. The pipeline as of June 30, 2011. The pipeline consists of targeted molecules under patent protection and generic molecules that expand portfolio. Under the PREVIOUS reporting methodology, only molecules launching in the US, EU5 (France, Germany, Italy, Spain, UK) and Australia were included. ANZ EU5 US Limited to new-to-region launches and LMV* Hospira’s opportunity to expand throughout a region or enter into new countries not represented 38 22 14 Molecules per Region

10 * LMV (local market value) refers to IMS 2010 sales of equivalent products already being sold in market, whether patented or generic. LMV is not a forecast of Hospira’s expected net sales. 55 32 28 APAC EMEA Americas Includes additional countries beyond the previous methodology Better reflects Hospira’s strategy to geographically expand its portfolio 623 potential new-to-country launches Pipeline Update: Small-Molecule Injectables NEW Reporting Methodology 72 Molecules with LMV* of $16B Molecules per Region The pipeline as of June 30, 2011. The pipeline consists of targeted molecules under patent protection and generic molecules that expand portfolio. The NEW reporting methodology includes molecules launching in all respective markets in each region where Hospira plans to launch the product. See Appendix for methodology change

11 Timing of Pipeline Launches: 71% of Hospira’s Overall $16B LMV* Pipeline Launching Over the Next Five Years Small-Molecule Generic Pipeline Based Upon Planned Launch Year Source: IMS 2010, Hospira analysis. 2H 2011 2013 2014 2015 2016 2012 2017+ (Local Market Value*) *Local market value refers to 2010 annual sales of equivalent products already being sold in the market, whether patented or generic. Local market value is not a forecast of Hospira’s expected net sales.

12 Hospira’s Pipeline of New-to-Country Launches with LMV* of $16B Currently Targeting 623 New Country Launches APAC 77 Americas 71 EMEA 475 *Local market value refers to 2010 annual sales of equivalent products already being sold in the market, whether patented or generic. Local market value is not a forecast of Hospira’s expected net sales.

13 The Pipeline is Focused on Key Therapeutic Areas * LMV (local market value) refers to 2010 annual sales of equivalent products already being sold in the market, whether patented or generic. LMV is not a forecast of Hospira’s expected net sales. Source: IMS 2010; Hospira analysis. Hospira’s small molecule pipeline as of June 30, 2011 Pipeline = targeted molecules currently under patent protection and generic molecules that expand portfolio >75% of pipeline’s overall market opportunity consists of oncology and anti-infective compounds $16B LMV* 72 Molecules Acute Care Other Anti-infective Oncology Other Oncology Anti-infective Acute Care

14 Agenda Small-molecule generics Small-molecule pipeline Biosimilars Proprietary pharma Medication management and IV clinical integration Contract manufacturing

Hospira Well Positioned to Deal with Emerging Profile of Biosimilars

Hospira

		Generics	Biosimilars	Originator Products
Development Environment	Probability of success	High (~90%)	Moderate (50-75%)	Low (~30%)
	Time	Short (3-4 yrs)	7-8 years	Long (8-12 yrs)
	Cost	Low (<$5 M)	$100-$200M	High (>$800 M)
Marketing Environment	Pricing	Commodity	Value	Premium (full price)
	Marketing investment	Low	Promotion / detail	High
	Decision makers	GPOs, MCOs	Payers and prescribers	Prescribers, patients
	Competitors	Many, little differentiation	Several, partially differentiated	Few, well differentiated
Other Dynamics	Point of differentiation	Price, breadth of portfolio	Price, product profile	Product profile, marketing
	Barriers to entry	Low (cost efficiency)	Moderate (capital and development)	High (discovery & development)
	Product op. profit margins	Low	Medium	High

Source: FTC Report June 2009; Hospira internal analysis

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16 Hospira has the Capabilities to Develop, Manufacture and Commercialize Biosimilars Research and Bioprocess Microbial and mammalian cell line development EMA approved cell culture processes mAb process development and scale-up Pegylation process development and scale-up Clinical, Regulatory and IP Successful completion of clinical trials Regulatory dossiers approved in EU and AU Product-specific consultation meetings with FDA Active participation in US guidance development Strong IP capabilities Manufacturing and Supply Chain New scale-up and technical support facility Full vertical integration of E coli manufacturing PFS and vial fill/finish industry leader Commercial Successful launch of Nivestim™ in EU / AU European market leader with Retacrit™ AU market leader with Nivestim Celltrion partnership on mAb products CRO network for specialized assays Clinical CROs that offer global execution capabilities Mammalian manufacturing network (HGS, Stada, and Celltrion) Co-promotion partners in Central and Eastern Europe Partner Hospira

17 The Global Biosimiliar Legal and Regulatory Environment is Evolving 2009 2011 2000-2004 2008 Canada Australia Europe Japan United States (established legal pathway) Europe (mAb draft) 2010 Biosimilars have Advanced in All Key Regulated Markets FDA and EMA are exploring areas for collaboration in biosimilar regulation FDA is actively meeting with biosimilar companies to advance development programs prior to issuance of US biosimilars guidance Hospira has met with the FDA several times and received regulatory advice FDA is finalizing statutory language on the 351(K) User Fee Program for implementation in October 1, 2012 US biosimilar guidelines are under development:

18 Hospira has Already Made Significant Commercial Inroads with Retacrit™ and Nivestim™ Retacrit (short-acting EPO): EU approved in December 2007 Expanding to Central and Eastern Europe Retacrit is the #1 EPO biosimilar in EMEA Biosimilars have 18% of the EU EPO market Retacrit ~50% EPO Biosimilar Market Share Source: IMS – MAT May 2011; Hospira internal data. Nivestim (filgrastim): Launch in progress EU approved in June 2010 and AU approved in April 2011 Hospira has launched in 15 of 49 countries planned Nivestim is the first filgrastim biosimilar to launch in AU Biosimilars have 34% of the EU filgrastim

19 We are Preparing for Market Formation in US Key decision makers in the US perceive biosimilars to be more similar to a brand than to a generic, at least in the initial years Biosimilars will require a certain level of clinical detailing to decision makers; activities to address the range of stakeholder perceptions will change over time Clinical safety and efficacy data generated in Europe will be valuable Long Term Launch + Foreseeable Future Pre-Launch Marketing Effort Stakeholder Needs Raising awareness Hybrid sales and marketing approach Contract marketing Biosimilar education Clinical detailing contracting Substitution

Hospira has One of the Industry's Largest Biosimilar Pipelines

Hospira


Product
Timing (months)
Region
Cell Line / Process Dev.
9-12
Preclinical
12
Phase I
9-12
Phase III
24-36
Submission
12-18
Launch
0-12
HOSPIRA
EPO
(Renal/Oncology)
US/Canada
Pegfilgrastim
(Oncology)
Global
Filgrastim#
(Oncology)
US
mAb 1
(Oncology)
Global
mAb 2
(Oncology)
Global
CELLTRION
Infliximab
(Rheumatoid Arthritis)
US, Europe, Canada, ANZ
Trastuzumab
(Oncology)
US, Europe, Canada, ANZ
+ 6 others in the Celltrion agreement
(two of which are overlapping with internal Hospira molecules)

Local market value* of $39B

Biosimilar pipeline is as of June 30, 2011. # Finalizing regulatory strategy with FDA including bridging of European data.

* LMV (local market value) refers to 2010 annual sales of equivalent products already being sold in the market, whether patented or generic. LMV is not a forecast of Hospira's expected net sales. LMV Source: IMS 2010; Hospira, Celltrion.

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21 Achieving Significant R&D Milestones EPO Successfully completed Phase I US Phase III starts in Q4 2011 Filgrastim Approval in Australia Pre-IND meeting with FDA Improved label to include 7 day out of fridge Pegfilgrastim Optimized process and formulation mAb 1 Global clinical pathway Phase I start Q4 2011 mAb 2 Successful cell line development We are on track with our pipeline, taking a balanced approach with our resources in consideration of market formation dates

22 Hospira is Capturing the Biosimilar Opportunity with Retacrit™ and Nivestim™ Hospira is planning to commercialize our biosimilars Retacrit and/or Nivestim in up to 49 countries

23 Hospira has Partnered with Celltrion in Major Western Markets

24 Hospira’s Pipeline Will Allow Us to Market Biosimilars Across the Globe

25 Agenda Small-molecule generics Small-molecule pipeline Biosimilars Proprietary pharma Medication management and IV clinical integration Contract manufacturing

26 Precedex™ Forms the Cornerstone of Hospira’s Proprietary Pharma Strategy Established Precedex as a leading injectable sedation agent in US Additional submissions forthcoming to support long-term indication (>24 hours) and pediatric use Exploring opportunities to extend franchise beyond current patent expiry in 2014 Rapidly growing product in key international markets: Brazil, Japan, Canada, Mexico and several other smaller markets Forecasting a Japanese PMDA approval for monitored anesthesia care (MAC) in the next 1-2 years, which will provide additional tailwinds Broad indication in Brazil, along with increased sales force investment, showing promising early returns PMDA: Pharmaceuticals and Medical Devices Agency

27 Posidur™ and Dyloject™ Will Leverage Our Precedex™ Platform Late-stage pipeline products designed to capitalize on acute-care channel strength built over past decade with Precedex Experienced US sales force with strong physician relationships and direct coverage across top-quartile hospitals Posidur completed Phase III BESST pivotal trial enrollment in August 2011 – NDA submission planned for 1H 2012 Long-acting, locally administered bupivacaine represents exciting new treatment modality for surgical patients experiencing post-operative pain Value proposition extends past the efficacy of pain relief to the pharmacoeconomic benefits of opioid reduction (fewer side effects and faster patient discharge) Market opportunity similar in size to Precedex Dyloject CMC* remediation proceeding well Natural sales synergy with same channel and field force as Posidur Need for safe and effective IV NSAIDs, especially in US market CMC: Chemistry, Manufacturing and Controls

28 Agenda Small-molecule generics Small-molecule pipeline Biosimilars Proprietary pharma Medication management and IV clinical integration Contract manufacturing

Hospira is a Global Leader in Medication Management Systems …with Room to Grow

Hospira

- Global MMS market value (2010): $2.8B
- Hospira's MMS portfolio (2010): $0.6B
- ~21% market share ($)
- Growing OUS portfolio
- Serve both hospital and alternate site channels



Global Devices (MMS)
(Units)
23%
17%
Hospira
13%
12%
9%
9%
17%
Hospira
CareFusion
B Braun
Baxter
Fresenius
Terumo
Other

Hospira holds a leading market position globally

Source: 2010 MDI, IMS Hospital Supply Index, Millennium Research Group, other syndicated and company reports; internal analysis. Market dollar values include hospital and alternate site channels and BRIC countries. Market share includes US, Canada, EU Top 5, Australia, Japan, and Canada and is a calculation of system installed base share across large volume, PCA, ambulatory, and syringe pumps. MMS (Medication Management Systems) is part of Medication Management, which also includes gravity administration sets.

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30 And MMS is Key to Our Portfolio Strategy MMS is synergistic with the rest of our portfolio Differentiates us versus other manufacturers of generic SIP Each pump sale associated with greater than $1,700 in annual pull-through revenue will grow further as IV clinical integration increases software and service revenue MMS is an attractive market Sticky annuity revenue at attractive margins Significant revenue and margin growth in US from software and services as IV clinical integration is adopted Growth in BRIC markets as they add new beds and upgrade technology Dedicated sets Solutions & equipment Software & services Incremental SIP US pump sales pull-through > $1,700

31 IV Clinical Integration (IVCI): Next-Wave Opportunity Facilitates seamless communication between hospital EMR systems, pumps and other devices Connects the pump, order, patient and record Customer demand is building Supporting technology in place in most hospitals IVCI Supports Improved Patient Outcomes, Workflow and Cost Savings Hospira is the early IVCI leader among smart pump providers – and the only provider with live clinical integration sites Seamless, Streamlined Workflow Autoprograms pharmacy orders to the pump Documents actual infusion events and data in real time Auto-Programming Auto-Documentation EMR: Electronic Medical Record

Clinical Integration: Early Results are Promising

Hospira

Safer — 60% reduction in reported heparin administration errors[1]

Nursing time to program pumps reduced 25%[1] — **Efficient**

Fiscal — $6M-$10M saved annually[2] by preventing adverse drug events[3]

1. R Paoletti and A Prusch, Advancing Smart Pump Safety with IV Interoperability. *Pharmacy Purchasing & Products*. March 2010: Vol. 7 Issue 3
2. D Levinson, IG. Adverse Events in Hospitals: National Incidence Among Medicare Beneficiaries. US HHS Office of the Inspector General. November 2010.
3. Ford and Luttrell, "Leadership in Patient Safety: IV Pump Auto-programming" (paper presented at the Cerner Health Conference, Kansas City, Missouri, October 2009).

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33 TheraDoc™ Addressing Significant Customer Need Key Market Trends / Plans Real-time clinical surveillance with embedded knowledge to improve clinical workflow and decisions Increase in regulatory pressures on quality / performance metrics alerting / intervention tools demanded Increase in global threat of antimicrobial resistance appropriate anti-infective drug optimization is required Invest in TheraDoc’s antimicrobial stewardship capabilities reduce costs and improve clinical outcomes 2019 estimated global market potential: $500M

34 Current Situation Emerging Markets Offer Opportunities for Medication Management Large number of gravity infusions in developing world Examples: China: 1.5B Brazil: 151M Gravity infusions do not meet infusion pump precision levels Opportunity Heavy reliance on gravity infusions results in need for: better accuracy better monitoring reduced family and patient stress Growth opportunities for Hospira

35 Agenda Small-molecule generics Small-molecule pipeline Biosimilars Proprietary pharma Medication management and IV clinical integration Contract manufacturing

36 Contract Manufacturing – Hospira’s One2One™ A good business for Hospira with significant growth opportunities Hospira’s 2011-2016 projected CAGR: low teens, above market growth Provides cost-effective manufacturing solutions to global pharma and biotech companies Leveraging Hospira’s strong reputation for quality, technical expertise and supply Robust development pipeline 36% of One2One existing fill-finish products are biologics Global Injectable Contract Manufacturing Market Hospira Baxter Vetter 149 Others SOURCE: PharmSource Advantage, 2010.

37 IN SUMMARY We are Driving Growth Through Our Focused Product Strategies The market opportunity for generic injectables is large We are well positioned with our multi-pronged strategy to capture share We are at the forefront of biosimilars and preparing for market formation in the US We are driving additional growth through MMS and synergistic businesses

1 Hospira – Regional Strategy September 7, 2011

2 Agenda Americas EMEA APAC

Americas At-A-Glance 3 Growth Drivers SIP portfolio expansion Biosimilars Dyloject™ Posidur™ Differentiated delivery systems Clinical integration in MMS Key Products Docetaxel Precedex™ Symbiq™ Heparin Vancomycin Plum A+™ Hydromorphone ADD-Vantage™ MedNet™ Meropenem iSecure™ VisIV™ 2010 Sales: $3.1B 2011-2016 Sales CAGR (E): mid single digits Direct presence: 9 Key markets: US, Canada Brazil, Mexico Distributor markets: 12

4 Strategy: US Expand #1 generic injectables leadership position Maximize new product launches leveraging differentiated offerings Target on-market generics not in current Hospira portfolio Generic Injectables Medication Management Clinical Integration Biosimilars Proprietary Reintroduce Symbiq™ to grow smart pump market share Continue to expand installed base of Plum™ pumps Upgrade older devices within base with latest software enhancements Leverage successful pilots and open architecture to establish interoperability leadership with Electronic Medical Record (EMR) vendors Drive further efficiencies to healthcare providers Import leadership position and market experience from Europe Capitalize on biosimilar market formation by optimizing synergy with current oncology portfolio and customer relationships Maximize value from Precedex™ through exclusivity period Execute successful penetration of proprietary pain products by leveraging existing acute-care commercial organization and customer call points

5 Strategy: Canada & Latin America Extend SIP leadership with enhanced pipeline launches and differentiated delivery systems Establish MMS technology leadership position Drive Precedex™ growth, leveraging enhanced sales and marketing Canada LATAM Biosimilars Proprietary Other key Initiatives Grow Brazil and Mexico Establish local manufacturing footprint – injectable drugs, consumables and devices Bring to market low-cost infusion technology Import market expertise from Europe and collaborate with US organization on market development Establish leadership role in introduction of broad biosimilars portfolio in Canada In Canada expand portfolio offering within acute care In LATAM maximize Precedex sales and leverage clinical salesforce expertise to in-license proprietary acute-care products Establish “local content” finishing to enable participation in public market bids Evaluate further geographic expansion into some key fast growing markets

6 Brazil: Unlocking Potential Growth Opportunities Building on our leadership in-country clinical sales force Expanding SIP through local manufacturing footprint Capitalizing on opportunities for generic injectables and biosimilars Leveraging Brazil to drive future growth in Latin America markets Our Brazil strategy focuses on four areas:

7 Agenda Americas EMEA APAC

8 EMEA At-A-Glance GemStar™ Oxaliplatin Meropenem Key Products Docetaxel Retacrit™ Heparin Paclitaxel Nivestim™ Plum A+™ Irinotecan Gemcitabine CLAVE™ Growth Drivers SIP portfolio expansion Biosimilars MMS in selected markets Emerging markets Cross selling 2010 Sales: $0.5B 2011-2016 Sales CAGR (E): low teens Direct presence: 16 Key markets: Spain, France, Italy, Germany, UK, Turkey Distributor markets: 41

9 Strategy: EMEA Expand on-market Hospira products into additional Hospira markets Apply pricing analytics with integrated supply chain Prepare for second-generation US differentiated products Generic Injectables Biosimilars MMS Infrastructure Cross Selling Opportunities Leverage product positions in key biosimilar markets Leverage established commercial and medical capabilities Use present market positions for pipeline introductions Increase market share in oncology and home care Drive focused country and new-product initiatives Focus SG&A investment in big 5 markets Employ cluster model to improve operational effectiveness Drive dedicated customer approach to secure speciality pharma capabilities Leverage cross selling synergies between products segments Focus on oncology and homecare

10 EMEA: Portfolio Expansion Leverage base: Leverage established positions in countries such as Spain, France, Italy and UK New dedicated business unit structure Drive Go-To-Market Program, which is linked to new business unit structure Portfolio expansion Introduce on-market Hospira products to additional markets in EMEA Extend product portfolio in selected segments Increase market presence and enhance customer relationships Prepare for second-generation US products in EMEA Biosimilars Launch pipeline products, including mAbs Prepare for US pipeline Differentiation: Benefit from India capacity expansion to drive low-cost leadership position and flexible manufacturing and enhance bid-and-tender process Prime markets and introduce differentiated, value-add products

11 Agenda Americas EMEA APAC

APAC At-A-Glance 12 Growth Drivers Precedex Branded pharmaceuticals Portfolio and channel expansion, especially Japan and China 2010 Sales: $0.3B 5-year Sales CAGR (E): Direct presence: 9 Key markets: Australia, Japan, China, Korea Distributor markets: 9 Key Products Precedex™ Nivestim™ Norepinephrine Apomine™ Clopine™ Vancomycin Paclitaxel Docetaxel GemStar™ Meropenem Eligard™ Plum™ family low to mid teens

13 Strategy: APAC Extend #1 SIP position in Australia Leverage clinical selling capabilities to maximize branded pharmaceutical and biosimilar products Create new value for customers by leveraging “vial to vein” portfolio Australia Japan & Korea China Maximize Precedex™ (sales effectiveness and life-cycle management) Establish local alliances to penetrate generic injectable market with “value beyond the vial” proposition and Hospira’s global product range (oncology first) Select a portfolio of high acuity, value-added generic injectables from Hospira’s global on-market and pipeline range Address existing unmet customer need for low-cost infusion control technology Pipeline Expand portfolio of value-added generic products by leveraging Hospira products on-market elsewhere and low cost manufacturing and R&D productivity initiatives Localise products and go-to-market strategies for emerging markets; use selective local licensing and partnering to accelerate

14 Building Expertise in Unique Markets – Japan Large market 2nd largest healthcare market Aging population 40% over 65 years by 2050 vs. 23% in 2010 Healthcare funding gap $190B by 2020 Significant inefficiencies opportunity generic penetration 21% average length of hospital stay 14+ days technology lags: drug, device, pain management Winning companies offer more than ‘just’ a vial

15 Building Expertise in Unique Markets – China Fastest growing large injectables market in the world Key driver: Unique emphasis on IV treatment high unmet needs China Injectable Prescription Market ($B)1 33% CAGR 22-24% CAGR 1 Ex manufacturer $65-$75B $21B $9B 2006 2009 2015

1 Operational Excellence Jim Hardy

2 2 2 Quality improvements Capacity to serve today Inventory as a patch Remediation update Investing in the future Agenda Summary

3 3 3 Quality is Key to Supporting Our Growth Ensures regulatory compliance Drives customer satisfaction Drives efficiencies in development of global products Growth Focus on Quality Broad product portfolio in global markets

4 4 4 2004-2006 2007-2010 2011+ Inherited disparate systems Aged facilities New platforms for growth Standardization First-pass quality New leadership Repositioning Hospira for Operational Excellence Spin-off and Transition Acquisition and Integration Operational Excellence

5 5 Making Progress in Our Quality Journey 2010 2011 2012 2013 and beyond Phase 1: Standardization Global quality systems Phase 2: Driving Value In Elevating customer service levels Improved predictive quality processes Phase 3: Staying in Front Continuous improvement culture

6 6 6 Quality improvements Capacity to serve today Inventory as a patch Remediation update Investing in the future Agenda Summary

7 7 7 Customer Service Levels Affected by 2010 Challenges Global Customer Service Levels 2009 2010 2011 Customer service levels are measured as products ordered that are filled complete and on time. 80% 84% 88% 92% 96% 100% Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec

8 8 8 Addressing the Industry Capacity Challenges Competitors going off-market Tightened regulatory expectations Commodity / API supply issues Slower cycle times Aged asset base

9 9 9 Investing in Process, Tools and Equipment Installed five additional lyophilizers Installed two additional flip-top vial fillers Installed one cartridge-syringe filler Integrated business planning process Statistical safety stock Driving LEAN capabilities Recent Capacity Investments Getting More Out of Our Capital Base

10 10 10 Quality improvements Capacity to serve today Inventory as a patch Remediation update Investing in the future Agenda Summary

11 11 11 Inventory was a Quick Fix for Service Levels Inventory / Global Customer Service Levels 2009 2010 2011 ($ thousands) Customer Service Levels Inventory Inventory Customer Service Levels $600 $700 $800 $900 $1,000 $1,100 $1,200 Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec 80% 84% 88% 92% 96% 100%

12 12 New Capabilities will Enable Us to Reduce Inventory Without Risk to Customer Service Statistical safety stock pilot Improved demand planning Enhanced integrated business planning Increased lab capacity 2011 Full implementation of statistical safety stock Vendor managed inventory 2012 Inventory optimization Significant reduction in plant cycle time 2013+

13 13 13 Quality improvements Capacity to serve today Inventory as a patch Remediation update Investing in the future Agenda Summary

14 Warning Letter Update: Rocky Mount Subsequent to the June 2011 inspection, the FDA completed another inspection in August, which resulted in additional Form 483 observations that identified further areas for remediation / improvement We are implementing an aggressive remediation plan, including the assistance of third-party subject matter experts, to quickly address all of the FDA’s concerns. We are also evaluating further potential remediation steps Hospira will continue to work closely with the FDA to ensure that all items cited during the inspections and noted in the 483 inspectional observations are appropriately addressed

Comprehensive MMS Product Review Underway

Hospira

- Comprehensive, risk-based review of all MMS devices underway
  - Complete device portfolio reviews to be completed by end of 2012
  - Initial reviews focused on Plum™, LifeCare PCA™ and GemStar™
- Plum field remediation
  - Expect field remediation to start in 2011 and continue through 2012
  - We continue to sell Plum devices concurrent with the remediation activity
- Symbiq™ 510(k) application
  - Application submitted to FDA in March 2011
  - FDA provided first round of questions requiring additional data
  - Hospira response to first round of questions completed in August, with FDA feedback expected in Q4 2011





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16 Product and Process Remediation Timeline / Cost One-time costs are expected to be ~70-75% of total costs Expected remediation timing: Expected cost impact: 2-3 years $200M-$250M

17 17 17 Quality improvements Capacity to serve today Inventory as a patch Remediation update Investing in the future Agenda Summary

18 18 Transforming the Performance of Our Business through Our Operations Strategy Best-in-class product quality and compliance Lowest total landed costs SKU reduction High customer service levels Responsive and flexible manufacturing assets Vision Key Elements Consistent execution, from concept through the entire product lifecycle Integrated strategy including expansion of high-quality, low-cost capacity Lean mindset of eliminating waste and driving world class quality Differentiated service strategy tailored to customers and customer segments Leadership, talent, and capability to execute strategic roadmap in an increasingly competitive environment

19 19 We have Identified 10 Initiatives to Achieve the Vision Impact within 18 months Quick Strikes Long Burners Major impact within 18 months Increasing impact in 2-5 years Big Bangs Large impact in 3-5 years 5 3 Late-stage customization 7 Direct material reduction 1 Hospira performance system 6 SKU / complexity reduction 10 Lower cost and flexible capacity 2 Integrated quality systems Technology and innovation 4 Integrated business planning 9 Targeted vertical integration API strategy Modernization of existing asset base 8

20 20 3 1 2 India will Serve as a Key Strategic Location for Hospira ZHOPL (JV) Ahmedabad Vizag Greenfield IKKT Chennai Cephalosporins, penicillins and carbapenem antibiotics R&D center of excellence Terminal sterilization and aseptic process manufacturing Significant capacity for future growth Cytotoxic molecules Currently expanding capacity 1. ZHOPL (JV) 2. IKKT 3. Vizag

21 21 Significant Benefits to Operating in India Remain a global cost leader in generic injectables Free up capacity in our US facilities to modernize and streamline operations without disrupting supply Compete more effectively in bid/tender markets Leverage experienced and successful team in Chennai Drive a diversified manufacturing footprint

22 22 22 Quality improvements Capacity to serve today Inventory as a patch Remediation update Investing in the future Agenda Summary

23 23 IN SUMMARY We are On Track to Deliver Operational Excellence We are fixing our base and preparing the organization for supporting aggressive growth Quality improvement and remediation efforts will position us favorably for long term success We are investing in the future with strategic capacity, best-in-class processes and people We will be the industry leader in quality

Financial Strategy Tom Werner, CFO

2 2 2 Key Questions We Will Address Today How will our expansion initiatives be reflected in net sales and across product categories? Sales Gross margins R&D spend Working capital Capital allocation Can we still get to mid 40 percent adjusted margins? How will we drive expansion and how much comes from manufacturing cost-improvement programs versus mix? How does our focus on revenue expansion impact deployment of capital? How will we allocate our cash? What are our thoughts on R&D spend over the next few years as we develop biosimilars for the US? Can we maintain a 6-7% profile? When do we start to decrease inventories and what is the right level to keep on hand?

3 3 Agenda Sales, margins and earnings Capital allocation

4 2016 Financial Goals 5-Year CAGR Mid to high single digits Low to mid teens Net Sales Earnings Per Share* * Earnings Per Share (EPS) is an adjusted; non-GAAP measure.

5 Strong Sales Growth Outside US 2011-2016 CAGR Mid single digits Low teens Low to mid teens Americas (includes US) EMEA APAC

6 Accelerating Sales Growth Sales growth accelerates in the latter years as key investments start to show returns 2012E 2013E 2014E 2015E 2016E 2011E Net Sales Mid single-digit growth Low teens growth

7 Growth Driven by Key Strategic Areas 2016E 2011E SIP Contract Manufacturing Proprietary Pharma Solutions Biosimilars Medication Management Generic Injectables mid to high single digit 2011-2016 CAGR

8 Product Mix LEAN Cost Improvement 8 Further Opportunity to Expand Gross Margins 2011E 2016E Quality Improvement Costs Mid to upper 40% * Gross Margin is an adjusted; non-GAAP measure.

9 Investing in R&D R&D expense has historically run at approximately 6% of sales R&D profile will increase over the next couple of years to support investment in SIP portfolio expansion Expanding margins will allow for further longer-term R&D investments

10 Flat SG&A Profile; Improved Mix Sales & Marketing Sales & Marketing General & Administration General & Administration Investing in sales and marketing to support growth initiatives, such as biosimilars, while holding the line on G&A 2011E 2016E 14-15% of Sales

11 11 Agenda Sales, margins and expenses Capital allocation

12 Better Efficiency in Working Capital Significant Improvement Driven by Improved Supply Chain Management and Centralized Purchasing DIOH * DIOH: Days Inventory on Hand. 2012E 2013E 2014E 2015E 2016E 2011E

13 Investing Capital for Hospira’s Future R&D Manufacturing IT India Capacity Expansion New Products / Initiatives Pumps Capital Spending 2011-2016

14 14 Capital Allocation Priorities Invested for growth Invested in infrastructure $300M share repurchase $2B acquisition Integration ~$1B net debt paydown $380M Orchid acquisition $500M debt refinancing $100M share repurchase Investing in SIP Driving global expansion Reinforcing the foundation Spin-off and Transition Mayne Pharma Acquisition Driving Long-Term Growth Optimization/ Project Fuel A disciplined approach to drive long-term growth 2004-2006 2007-2008 2011-2016 2009-2010 Capital Priorities

15 Disciplined Capital Strategy Credit profile: targeting strong BBB Current: BBB+ / Baa3 Targeting cash/EBITDA at 0.7 Debt maturity profile Very favorable among comparably rated companies By 2016, extremely low debt/EBITDA levels Focused on investing for sustainable growth M&A: will consider opportunistic acquisitions in support of global expansion or growth drivers Share repurchase: have $1B authorization in place; multi-year program Delivers incremental value to shareholders Have repurchased $200M as of end of July

16 Poised to Generate Significant Cash Flows Cash Allocation 2011-2016E Debt Reduction Investments / Milestone Payments Targeted Cash Balance Committed to Share Repurchases Available for Repurchases, M&A Capital Expenditures $4-$5B

17 Investing Today for Sustainable Long-Term Growth The next 5 years is characterized by near-term investment We are investing to: capitalize on global revenue growth opportunity expand SIP manufacturing capacity to support future growth drive greater competitive advantage through enhancing our low-cost leadership position Our efforts are driving sustainable long-term growth Sustainable growth will translate into improved margins and cash flows

1 Hospira’s Current Small-Molecule Generic Portfolio by Therapeutic Area * LMV (local market value) refers to 2010 annual sales of equivalent products already being sold in the market. LMV is inclusive of the cumulative sales of all companies selling a product in a market where Hospira markets that product. Source: IMS 2010; Hospira. Hospira’s small-molecule on-market generic portfolio as of December 31, 2010; excludes biosimilars and proprietary products. Hospira is primarily focused on serving the needs of the non-retail channel $12B LMV >225 Molecules Acute Care Other Anti-infective Oncology Other Oncology Anti-infective Acute Care

Bridge of Previous to New Pipeline Reporting Methodology

Hospira

	Previous Pipeline (molecules new to US, EU 5, AU)	Additional Concept & Formulation Opportunities	All Additional Countries (molecules and LMV beyond US, EU 5, AU)*	New Total Pipeline
# of Molecules	45	5	22	72
LMV ($B)	$11	$1.5	$3.5	$16

Previous Reporting Methodology

- Excluded concept projects
- Excluded new products targeting on-market API molecules
- Scope represented "new-to-region" launches by only capturing major markets:
  - molecules and LMV were limited to planned launches in US, EU5, and Australia
  - did not include regional expansion opportunities

New Reporting Methodology

- Includes select concept-stage projects
- Includes new formulations targeting on-market products
- Scope represents "new-to-country" launches by capturing all planed opportunities:
  - includes all planned market / launches where Hospira has a direct or indirect commercial presence
  - includes regional expansion opportunities

***Some of these molecules may have launched in other markets**

The pipeline comparison uses the pipeline as reported for June 30, 2011. EU5 consists of France, Germany, Italy, Spain, UK; ANZ includes Australia.

* Local Market Value (LMV) refers to total sales of equivalent products already being sold in market, whether patented or generic. LMV is not a forecast of Hospira's expected net sales. Source: IMS 2010; Hospira analysis

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